Offerings - Offering: 1	Nov. 19, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 527,792,127.95
Fee Rate	0.01381%
Amount of Registration Fee	$ 72,888.09
Offering Note	Calculated as the aggregate maximum purchase price for shares of beneficial interest, based upon the net asset value per share as of October 31, 2025, of $27.55. This amount is based upon the offer to purchase up to 19,157,609 common shares of beneficial interest, par value $0.01 per share, of Ares Strategic Income Fund. The amount of filing fee is calculated at $138.10 per $1,000,000.00 of the Transaction Valuation in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, as modified by Section 6(b) Filing Fee Rate Advisory for Fiscal Year 2026 dated Aug. 25, 2025.